UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): October 29, 2024

Endo, Inc.

(Exact name of registrant as specified in its charter)

Delaware	333-280767	30-1390281
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1400 Atwater Drive Malvern, Pennsylvania	19355
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code 484-216-0000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None (1)

(1)	On June 28, 2024, Endo, Inc. common stock was quoted and began trading on the OTCQX® Best Market under the symbol “NDOI.”

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On October 29, 2024, Endo, Inc. (“Endo”) entered into the First Amendment (the “Amendment”) to the Credit Agreement, dated as of April 23, 2024 (the “Existing Credit Agreement”, and as amended by the Amendment, the “Amended Credit Agreement”), among Endo, Endo Finance Holdings, Inc., the lenders party thereto and Goldman Sachs Bank USA, as administrative agent, collateral agent, issuing bank and swingline lender. The Amendment provides for, among other things, the refinancing of all outstanding initial term loans with a new tranche of term loans that bears interest at a rate per annum equal to, at our option, (x) Term SOFR plus a range of 3.75% to 4.00% or (y) an alternate base rate plus a range of 2.75% to 3.00%, in each case based upon our First Lien Net Leverage Ratio (as defined in the Amended Credit Agreement). The Amendment resulted in a 0.50% reduction in our term loan interest rate margins.

The foregoing summary of the Amendment (including the Amended Credit Agreement attached therein) does not purport to be complete and is qualified in its entirety by reference to the complete terms of the Amendment (including the Amended Credit Agreement attached therein), a copy of which is filed with this Current Report on Form 8-K as Exhibit 10.1 and is incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 9.01.	Financial Statements and Exhibits.

Number	Description

10.1	First Amendment, dated as of October 29, 2024, among Endo, Inc., Endo Finance Holdings, Inc., each of the subsidiary guarantors party thereto, the lenders party thereto and Goldman Sachs Bank USA, as administrative agent

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ENDO, INC.

By:	/s/ Matthew J. Maletta
Name:	Matthew J. Maletta
Title:	Executive Vice President, Chief Legal Officer and Secretary

Dated: October 29, 2024